UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09607

Fairholme Funds, Inc.
(Exact name of registrant as specified in charter)

4400 Biscayne Blvd., 9th Floor
Miami, FL 33137
(Address of principal executive offices) (Zip code)

Bruce R. Berkowitz
4400 Biscayne Blvd., 9th Floor
Miami, FL 33137
(Name and address of agent for service)

registrant's telephone number, including area code:	1-866-202-2263

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

THE FAIRHOLME FUND

A NO-LOAD CAPITAL APPRECIATION FUND

FAIRX

FAIRHOLME

Ignore the crowd.

FAIRHOLMEFUNDS.COM
866.202.2263

VALUE OF $10,000 INVESTED AT INCEPTION (UNAUDITED) THE FAIRHOLME FUND VS. THE S&P 500 INDEX

The chart above covers the period from inception of The Fairholme Fund (the “Fund”) (December 29, 1999) to the end of the most recent fiscal year (November 30, 2009).

The following notes pertain to the chart above as well as the performance table included in the Management Discussion & Analysis that follows the Portfolio Manager’s Report. Performance information in this report represents past performance and is not a guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted within. Any questions you have regarding the latest month-end performance can be obtained by calling shareholder services at 1-866-202-2263 or by visiting the Fund’s website at www.fairholmefunds.com.

Data for both the S&P 500 Index and the Fund are presented assuming all dividends and distributions have been reinvested and do not reflect any taxes that might have been incurred by a shareholder as a result of Fund distributions. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization and does not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

THE FAIRHOLME FUND
PORTFOLIO MANAGER’S REPORT
For the Year Ended December 31, 2009

This Portfolio Manager’s Report is based on calendar year performance and precedes a more formal Management Discussion and Analysis. Opinions of the Portfolio Manager are intended as such, and not as statements of fact requiring attestation. All references to portfolio investments are as of the latest public filing of the Fund’s holdings at the time of publication.

Mutual fund investing involves risks including loss of principal. Performance information quoted herein represents past performance and is not a guarantee of future results. The investment return and principal values of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance information quoted within. The Fund imposes a 2.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, which if imposed, would reduce returns. Any questions you have regarding the latest month-end performance can be obtained by calling shareholder services at 1-866-202-2263 or by visiting the Fund’s website at www.fairholmefunds.com. Additional information regarding the risks of investing in the Fund may be found in the Fund’s current Prospectus. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Investors cannot invest directly in an index. Please refer to the back cover of this document for additional important disclosures.

January 19, 2010

To the Shareholders and Directors of the Fairholme Fund:

For the calendar year 2009, the Fund increased by 39.01% while the S&P 500 Index (“S&P 500”) rose by 26.46%. Since inception, the Fund is up 252.98%, which compares favorably to the S&P 500’s return of -8.74%. $1 million invested in the Fund when it started on December 30, 1999 would be worth $3,529,804 at December 31, 2009 compared to about $912,642 for a like investment in the S&P 500. Please also note that the Fund’s performance includes all fund expenses and we assume that one can invest in the S&P 500  without expenses.

THE FAIRHOLME FUND
PORTFOLIO MANAGER’S REPORT (Continued)
For the Year Ended December 31, 2009

						Since Inception 12/29/1999 ————
Performance to 12/31/09 ——————	Six Months ————	One Year ————	Three Years ————	Five Years ————	Ten Years ————
Cumulative:
The Fairholme Fund	19.62%	39.01%	9.81%	45.76%	245.72%	252.98%
S&P 500 Index	22.59%	26.46%	(15.95)%	2.11%	(9.10)%	(8.74)%
Annualized:
The Fairholme Fund		39.01%	3.17%	7.83%	13.21%	13.43%
S&P 500 Index		26.46%	(5.63)%	0.42%	(0.95)%	(0.91)%

The Fund’s Expense Ratio at November 30, 2009 is 1.00%.

In the Fund’s current prospectus dated March 17, 2009, the Fund’s Expense Ratio is 1.02%.

All of us at Fairholme are proud of this record and Morningstar’s Manager of theYear and Manager of the Decade awards. We are also proud of our shareholders, who witnessed months of panic from the near collapse of financial markets last year. You stayed the course when others deserted their investments. Such a trust must be continually earned, and Charlie and I believe the following management discussion and analysis, schedule of investments and financial statements indicate (without telling too much) that we remain hungry for continued, shareholder success.

Thank you for your continued support and trust,

Bruce R. Berkowitz Managing Member Fairholme Capital Management, L.L.C.

THE FAIRHOLME FUND
MANAGEMENT DISCUSSION & ANALYSIS
For the Fiscal Year Ended November 30, 2009

At November 30, 2009, the end of the Fund’s 2009 fiscal year, the audited net asset value (“NAV”) attributable to the 365,299,607 shares outstanding of the Fund was $28.90 per share. This compares with an unaudited NAV of $24.48 per share at May 31, 2009, and an audited NAV of $20.95 per share at November 30, 2008. At December 31, 2009, the unaudited NAV was $30.09 per share. Performance figures below are shown as of the end of the Fund’s 2009 fiscal year and do not match calendar year figures for the period ended December 31, 2009 cited in the Portfolio Manager’s report.

					Since Inception 12/29/1999 —————
Performance to 11/30/09 ——————	Six Months —————	One Year —————	Three Years —————	Five Years —————
Cumulative:
The Fairholme Fund	18.06%	41.48%	4.53%	44.97%	236.00%
S&P 500 Index	20.50%	25.39%	-16.38%	3.58%	-10.47%
Annualized:
The Fairholme Fund		41.48%	1.49%	7.71%	12.99%
S&P 500 Index		25.39%	-5.79%	0.71%	-1.11%

For the six months ended November 30, 2009, the S&P 500 outperformed the Fund by 2.4 percentage points while over the last year the Fund outperformed the S&P 500 by 16.1 percentage points. From inception, the Fund outperformed the S&P 500 by 14.1 percentage points per annum or, on a cumulative basis, 246.5 percentage points over 9 years and 11 months.

In the opinion of Fairholme Capital Management, L.L.C. (“Manager”), performance over short intervals is likely to be less meaningful than a comparison of longer periods. Further, shareholders should note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely to compare the Fund’s performance to that of an unmanaged and diversified index of 500 large U.S. corporations.

The following charts show the top ten disclosed holdings by issuer and top ten disclosed holdings’ categories of the Fund at November 30, 2009, listed by their percentage of the Fund’s net assets. Portfolio holdings are subject to change without notice.

THE FAIRHOLME FUND
MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2009

Top Ten Holdings by Issuer*		Top Ten Categories
(% of Net Assets)		(% of Net Assets)
Sears Holdings Corp.	10.6%	Cash and Cash Equivalents**	16.2%
Berkshire Hathaway, Inc.	10.1%	Diversified Holding Companies	12.6%
AmeriCredit Corp.	7.0%	Managed Health Care	11.7%
The St. Joe Co.	5.4%	Retail Department Stores	9.1%
Humana, Inc.	5.4%	Consumer Finance	7.1%
WellPoint, Inc.	5.2%	Pharmaceuticals	6.8%
Burlington Northern		Commercial Services & Supplies	6.6%
Santa Fe Corp.	4.6%	Real Estate Investment Trusts	5.5%
Hertz Global Holdings, Inc.	4.6%	Real Estate Management &
General Growth Properties	4.2%	Development	5.4%
Citigroup, Inc.	4.2%	Miscellaneous Investments	4.6%
	61.3%		85.6%

*	Excludes cash, commercial paper, money market funds and U.S. Treasury Bills
**	Includes commercial paper, money market Funds and U.S. Treasury Bills

During the last six months of the 2009 fiscal year, the Fund initiated positions in the following disclosed investments:

Domestic Equity Securities
Berkshire Hathaway, Inc.	Citigroup, Inc.
Burlington Northern Sante Fe Corp.	Winthrop Realty Trust

Domestic Corporate Bonds
CIT Group, Inc. (various bonds)
General Growth Properties LP, Convertible, 3.98%, 04/15/2027
The Rouse Co. LP, 7.20%, 09/15/2012

Floating Rate Loan Interests
CIT Group, Inc. Secured Tranche Loan 13.00%, 01/20/2012
General Growth Properties Tranche Loan 0.00%, 02/24/2010

Commercial paper has been purchased from issuers of several different industries.

THE FAIRHOLME FUND
MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2009

The Fund also increased and decreased existing portfolio holdings. Such changes may not appear obvious due to additions or withdrawals of capital as a result of Fund share purchases or redemptions.

During the last six months of the fiscal year, the Fund materially disposed of holdings in the following investments:

Domestic Equity Securities
American Express Co.	Pfizer, Inc.
General Dynamics Corp.	The Boeing Co.
Northrop Grumman Corp.	UnitedHealth Group, Inc.

Corporate Bonds
The Hertz Corp. 8.875%, 01/01/2014	United Rental, Inc. 7.75%, 11/15/2013

Not all dispositions or additions to the portfolio are material, and, while the Fund and its Manager have long-term objectives, it is possible that a security sold or purchased in one period will be purchased or sold in a subsequent period. Generally, the Fund’s Manager determines to buy and sell based on its estimates of the absolute and relative intrinsic values and fundamental dynamics of a particular corporation and its industry, and not on short-term price movements. However, certain strategies of the Manager in carrying out the Fund’s investment policies may result in shorter holding periods. Investors are further cautioned not to rely on short-term results, both with respect to profits and losses on any individual investment in the Fund, as well as with respect to Fund shares themselves.

Securities whose market value increases significantly affected the Fund’s overall portfolio value (including realized and unrealized gains) for the last six months of the fiscal year included holdings in the following investments:

Equity Securities
AmeriCredit Corp.	Pfizer, Inc.
Forest Laboratories, Inc.	Sears Holdings Corp.
Fortescue Metal Group Ltd.	Spirit Aerosystems Holdings, Inc.
Hertz Global Holdings, Inc.	WellCare Health Plans, Inc.
Humana, Inc.	WellPoint, Inc.

THE FAIRHOLME FUND
MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2009

There were no securities whose market value declines significantly affected the Fund’s overall portfolio value (including realized and unrealized losses) for the last six months of the fiscal year.

The fact that securities decline in value does not always indicate that the Manager believes these securities to be less attractive — in fact, the Manager believes that some price declines present buying opportunities. However, shareholders are cautioned that it is possible that some securities mentioned in this discussion may no longer be owned by the Fund subsequent to the end of the fiscal period and that the Fund may have made significant new purchases that are not yet required to be disclosed. It is the Fund’s general policy not to disclose portfolio holdings other than when required by relevant law or regulation.

The Manager invests Fund assets in securities to the extent it finds reasonable investment opportunities and the Fund may invest a significant portion of its assets in liquid, low-risk securities or cash. The Fund’s Manager views such liquidity as a strategic asset and may invest a significant portion of its cash and liquid assets in other more risky securities at any time, particularly under situations where markets are weak or a particular industry’s securities decline sharply. At November 30, 2009, the Fund’s liquidity (consisting of cash, commercial paper, money-market funds, and U.S. Treasury Bills) represented 16.2% of Fund assets. It should be noted that since inception, the Fund has held, on average, a significant percentage of assets in liquid low-risk securities or cash without, in the opinion of the Manager, negatively influencing performance, although there is no guarantee that future performance will not be negatively affected by the Fund’s liquidity.

The Fund’s Management, Board, and Manager are aware that large cash inflows may adversely affect Fund performance. However, Management of the Fund, after consulting with the Fund’s Manager, does not believe that inflows have negatively affected performance. To the contrary, the Manager believes that such cash inflows have helped the Fund make opportunistic investments. Management and the Board monitor cash inflows and outflows and intend to take appropriate actions if they believe future performance is likely to be negatively impacted by net inflows. As of the date of this report, no such actions are contemplated.

The Fund transacts in non-U.S. securities and securities of corporations domiciled outside of the United States. It is the intent of the Fund to have the Manager employ a consistent value-based investment philosophy which may expose the Fund to risk of adverse changes resulting from foreign currency fluctuations or other potential risks as described in the Fund’s Statement of Additional Information.

THE FAIRHOLME FUND
MANAGEMENT DISCUSSION & ANALYSIS (Continued)
For the Fiscal Year Ended November 30, 2009

The Fund is also considered to be “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund can invest greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks specific to a single corporation.

The independent Directors of the Board continue to believe that it is in the best interests of the Fund’s shareholders to have Mr. Berkowitz serve as Chairman of the Board given his experience, commitment, and significant personal investment in the Fund; the present constitution of the Fund’s Board and policies; and current rules and regulations. At November 30, 2009, a majority of the Board is by statute independent of the Manager, no stock option or restricted stock plans exist, Officers receive no direct compensation from the Fund, and Directors affiliated with the Manager receive no compensation for being Directors.

The Officers and Directors (and their affiliates) of the Fund continue to have a significant and increasing personal stake in the Fund, holding an aggregate 4,455,000 shares at November 30, 2009. While there is no requirement that Officers and Directors own shares of the Fund, the Officers and Directors believe that such holdings help to align the interests of the Fund’s Management and the Board with those of the Fund’s shareholders. Since inception, the Fund has been advised by the Manager. Certain Directors and Officers of the Fund are also Members and Officers of the Manager or FCM Services, a wholly owned subsidiary of the Manager. For more complete information about the Fund, or to obtain a current prospectus, please visit www.fairholmefunds.com or call 1-866-202-2263.

THE FAIRHOLME FUND
EXPENSE EXAMPLE
For the Six Month Period from June 1, 2009
through November 30, 2009 (unaudited)

As a shareholder of the Fund, you incur two types of costs: direct costs, which may include, but are not limited to, transaction fees at some broker-dealers, custodial fees for retirement accounts, redemption fees (on shares redeemed within 60 days of purchase), and wire transfer fees. As a shareholder, you also incur indirect costs, such as the management fee paid to the Manager by the Fund.

The following example is intended to help you understand your indirect costs (also referred to as “ongoing costs” and measured in dollars) when investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example below is based on an investment of $1,000 invested in the Fund at June 1, 2009 and held for the entire six month period ending November 30, 2009.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you had invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your Fund holdings during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for the period presented. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that you paid for the period presented. However, you may use this information to compare ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% examples that appear in the shareholder reports of other funds.

THE FAIRHOLME FUND
EXPENSE EXAMPLE (Continued)
For the Six Month Period from June 1, 2009
through November 30, 2009 (unaudited)

Please note that the column titled “Expenses Paid During the Period” in the table below is meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, does not reflect any direct costs, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your total costs would be higher.

	Beginning Account Value June 1, 2009 ————————	Ending Account Value November 30, 2009 —————————	Expenses Paid During the Period* June 1, 2009 Through November 30, 2009 —————————

Actual	$1,000.00	$1,180.60	$5.47
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.05	$5.06

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half year period). The Fund’s Ending Account Value on the first line in the table is based on its actual total return of 18.06% for the six-month period of June 1, 2009 to November 30, 2009.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS
November 30, 2009

Shares ———		Value ——————

	DOMESTIC EQUITY SECURITIES — 69.8%

	AEROSPACE & DEFENSE — 4.0%
23,451,750	Spirit Aerosystems Holdings, Inc., Class A (a)	$ 427,525,403

	COMMERCIAL SERVICES &
	SUPPLIES — 5.5%
49,493,500	Hertz Global Holdings, Inc. (a)(b)	485,036,300
7,598,800	RSC Holdings, Inc. (a)(b)	48,328,368
4,755,232	United Rentals, Inc. (a)(b)	43,843,239
		577,207,907

	CONSUMER FINANCE — 5.6%
31,814,670	AmeriCredit Corp. (a)(b)	586,980,662

	DIVERSIFIED BANKING — 4.2%
108,290,000	Citigroup, Inc.	445,071,900

	DIVERSIFIED HOLDING
	COMPANIES — 12.6%
3,913	Berkshire Hathaway, Inc., Class A (a)	393,647,800
201,053	Berkshire Hathaway, Inc., Class B (a)	674,130,709
12,123,274	Leucadia National Corp. (a)	260,892,857
		1,328,671,366

	MANAGED HEALTH CARE — 11.7%
13,621,400	Humana, Inc. (a)(b)	565,424,314
4,218,200	WellCare Health Plans, Inc. (a)(b)	139,158,418
9,805,600	WellPoint, Inc. (a)	529,796,568
		1,234,379,300

	PHARMACEUTICALS — 6.8%
13,299,200	Forest Laboratories, Inc. (a)	407,753,472
17,261,015	Pfizer, Inc.	313,632,643
		721,386,115

	REAL ESTATE INVESTMENT
	TRUSTS — 0.3%
2,988,648	Winthrop Realty Trust (b)	27,047,264

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Shares ———		Value —————

	REAL ESTATE MANAGEMENT &
	DEVELOPMENT — 5.4%
23,036,502	The St. Joe Co. (a)(b)	$ 573,608,900

	RETAIL DEPARTMENT STORES — 9.1%
13,587,371	Sears Holdings Corp. (a)(b)	964,023,973

	TRANSPORTATION/RAILROAD — 4.6%
4,942,500	Burlington Northern Santa Fe Corp.	485,847,750

TOTAL DOMESTIC EQUITY SECURITIES
(COST $6,913,672,907)		7,371,750,540

	FOREIGN EQUITY SECURITIES — 3.5%
	AUSTRALIA — 1.5%
	METALS & MINING — 1.5%
42,452,337	Fortescue Metals Group Ltd. (a)	163,693,979

	CANADA — 1.6%
	OIL & GAS DRILLING — 1.6%
12,104,100	Ensign Energy Services, Inc. (b)	165,608,494

	UNITED KINGDOM — 0.4%
	DIVERSIFIED FINANCIAL
	SERVICES — 0.4%
865,185	JZ Capital Partners Ltd.	3,202,439
417,917	JZ Capital Partners Ltd. (c)	1,546,899
9,689,560	JZ Capital Partners Ltd., Limited
	Voting Shares (c)	35,865,424
		40,614,762

TOTAL FOREIGN EQUITY SECURITIES
(COST $398,507,036)		369,917,235

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal ————		Value ——————

	ASSET BACKED SECURITIES — 1.2%
	CONSUMER FINANCE — 1.2%
AmeriCredit Automobile Receivables Trust
$50,645,000	10.750%, 04/06/2015	$ 52,863,251
70,955,548	13.150%, 04/06/2015	72,552,048

TOTAL ASSET BACKED SECURITIES
(COST $113,991,715)		125,415,299

	DOMESTIC CORPORATE BONDS — 3.4%
	COMMERCIAL FINANCE — 1.1%
	CIT Group, Inc.
10,000,000	5.800%, 07/28/2011 (d)	7,004,000
9,000,000	5.400%, 02/13/2012 (d)	6,312,600
95,250,000	7.625%, 11/30/2012 (e)(d)	68,580,000
5,000,000	5.400%, 03/07/2013 (d)	3,507,000
8,733,000	5.000%, 02/13/2014 (e)(d)	6,146,285
20,000,000	5.125%, 09/30/2014, MTN (d)	14,014,000
5,000,000	5.000%, 02/01/2015 (d)	3,502,000
		109,065,885

	COMMERCIAL SERVICES &
	SUPPLIES — 1.1%
128,451,000	United Rentals, Inc., Subordinate Debenture,
	7.750%, 11/15/2013 (b)(e)	119,074,077

	CONSUMER FINANCE — 0.3%
32,225,000	AmeriCredit Corp. 8.500%, 07/01/2015 (b)(c)	30,452,625

	REAL ESTATE INVESTMENT
	TRUSTS — 0.9%
28,100,000	The Rouse Co. LP, 6.750%, 05/01/2013 (d)(f)	27,538,000
65,946,000	The Rouse Co. LP, 7.200%, 09/15/2012 (d)	65,946,000
		93,484,000

TOTAL DOMESTIC CORPORATE BONDS
(COST $292,290,762)		352,076,587

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal ————		Value ————

DOMESTIC CONVERTIBLE BONDS — 3.3%
REAL ESTATE INVESTMENT TRUSTS — 3.3%
$394,136,000	General Growth Properties LP, Convertible,
	3.980%, 04/15/2027 (d)(f)	$ 352,751,720

TOTAL DOMESTIC CONVERTIBLE BONDS
(COST $299,823,230)		352,751,720

FLOATING RATE LOAN INTERESTS — 2.4%
	COMMERCIAL FINANCE — 0.8%
	CIT Group, Inc. Secured Tranche Loan
85,000,000	13.000%, 01/20/2012 (e)(g)	88,757,000
	MEDIA/BROADCASTING — 0.6%
	Spanish Broadcasting System, Inc. Tranche B Loan
79,656,862	2.040%, 06/10/2012 (e)(g)	63,725,490
REAL ESTATE INVESTMENT TRUSTS — 1.0%
	General Growth Properties Tranche Loan
110,000,000	0.000%, 02/24/2010 (d)(e)(g)	100,375,000

TOTAL FLOATING RATE LOAN INTERESTS
(COST $226,861,412)		252,857,490

	COMMERCIAL PAPER — 8.6%
CHEMICAL AND ALLIED PRODUCTS — 4.2%
	Dow Chemical Co.
24,120,000	1.302%, 12/03/2009	24,118,258
25,000,000	1.251%, 12/04/2009	24,997,396
25,000,000	1.377%, 12/07/2009	24,994,271
50,000,000	1.453%, 12/08/2009	49,985,903
50,000,000	1.605%, 12/10/2009	49,980,000
25,000,000	1.363%, 12/11/2009	24,990,556
24,520,000	1.378%, 12/16/2009	24,505,952
50,000,000	1.454%, 12/17/2009	49,967,778
18,500,000	1.252%, 12/18/2009	18,489,080
50,000,000	1.454%, 12/21/2009	49,959,722
50,000,000	1.454%, 12/22/2009	49,957,708
50,000,000	1.454%, 12/23/2009	49,955,694
		441,902,318

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal ————		Value ——————

	CONSUMER FINANCE — 1.9%
	American Express Co.
$100,000,000	0.380%, 12/02/2009	$ 99,998,944
50,000,000	0.551%, 01/05/2010	49,973,264
50,000,000	0.551%, 01/07/2010	49,971,736
		199,943,944

	FOOD PRODUCTS — 0.2%
	Kraft Foods, Inc.
4,826,000	0.460%, 12/15/2009	4,825,137
12,620,000	0.480%, 12/15/2009	12,617,644
		17,442,781

	MANAGED HEALTH CARE — 0.2%
	WellPoint, Inc.
20,000,000	0.551%, 12/02/2009	19,999,694

	OIL AND GAS PRODUCERS — 0.7%
	Michigan Consolidated Gas Co.
10,000,000	0.851%, 12/11/2009	9,997,639
25,000,000	0.901%, 12/15/2009	24,991,250
25,000,000	0.901%, 12/16/2009	24,990,625
20,000,000	0.851%, 12/18/2009	19,991,972
		79,971,486

	RETAIL DEPARTMENT STORES — 1.4%
	Sears Roebuck Acceptance Corp.
30,000,000	1.909%, 12/03/2009 (b)	29,996,833
50,000,000	1.909%, 12/14/2009 (b)	49,965,694
20,000,000	1.908%, 12/22/2009 (b)	19,977,833
50,000,000	1.910%, 12/23/2009 (b)	49,941,944
		149,882,304

TOTAL COMMERCIAL PAPER
(COST $909,142,527)		909,142,527

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Principal ————		Value ——————

U.S. GOVERNMENT OBLIGATIONS — 3.8%
$100,000,000	T-Bill 0.060%, 01/14/2010 (h)	$ 99,992,667
200,000,000	T-Bill 0.045%, 02/04/2010 (h)	199,992,800
100,000,000	T-Bill 0.255%, 02/11/2010 (h)	99,993,600

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST $399,925,417)		399,979,067

Shares
———

	MONEY MARKET FUNDS — 3.8%
401,105,481	Fidelity Institutional Money Market Funds -
	Money Market Portfolio, 0.30% (i)	401,105,481

TOTAL MONEY MARKET FUNDS
(COST $401,105,481)		401,105,481

	MISCELLANEOUS
	INVESTMENTS — 4.6% (j)
	(COST $478,078,126)	487,080,502
TOTAL INVESTMENTS — 104.4% (COST $10,433,398,613)		11,022,076,448
	LIABILITIES IN EXCESS OF
	OTHER ASSETS — (4.4%)	(464,066,705)
NET ASSETS — 100.0%		$ 10,558,009,743

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2009

Percentages are stated as a percent of total net assets.

(a)	Non-income producing security.
(b)	Affiliated Company. See Note 8.
(c)

Restricted and illiquid security under procedures approved by the Board of Directors and according to the Fund’s liquidity guidelines. The value of these securities totals $67,864,948, which represents 0.64% of the Fund’s net assets. Information related to these securities is as follows:

Principal Amount/ Acquisition Shares ——————		Acquisition Date(s) ————————————	Acquisition Cost ———————	11/30/09 Carrying Value Per Unit —————
	Issuer ———————————————
$32,225,000	AmeriCredit Corp.
	8.500%, 07/01/2015	04/15/2008-10/28/2008	$24,106,250	$0.9450
417,917	JZ Capital Partners Ltd.	02/05/2002-11/30/2004	$ 5,295,999	$3.7015
9,689,560	JZ Capital Partners Ltd.,
	Limited Voting Shares	06/16/2009	$32,945,540	$3.7015

(d)    Security in default.

(e)    Security fair valued under procedures approved by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. The value of these securities totals $446,657,852, which represents 4.23% of the Fund’s net assets. Such securities may be classified as Level 2 measurements if observable inputs used in the determination of fair value are available.

(f)    Restricted security as defined in Rule 144A under the Securities Act of 1933. The Manager has determined that such security is liquid pursuant to the Fund’s liquidity guidelines. The value of these securities totals $380,289,720, which represents 3.60% of the Fund’s net assets.

(g)    Variable rate security. The rate shown is as of November 30, 2009.

(h)    Rates shown are the effective yields based on the purchase price. The calculation assumes the security is held to maturity.

(i)    Annualized based on the 1-day yield as of November 30, 2009.

(j)    Represents previously undisclosed unrestricted securities which the Fund has held for less than one year.

MTN    Medium Term Note

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
STATEMENT OF ASSETS & LIABILITIES
November 30, 2009

Assets
Investments, at Fair Value:
Unaffiliated Issuers (Cost — $6,858,046,668)	$ 7,123,607,510
Affiliated Issuers (Cost — $3,575,351,945)	3,898,468,938

Total Investments, at Fair Value
(Cost — $10,433,398,613)	11,022,076,448
Receivable for Investments Sold	42,330,240
Receivable for Capital Shares Sold	17,234,766
Dividends and Interest Receivable	14,561,300

Total Assets	11,096,202,754

Liabilities
Payable for Investments Purchased	518,902,350
Payable for Capital Shares Redeemed	8,572,364
Payable to Custodian	2,115,349
Accrued Management Fees	8,602,948

Total Liabilities	538,193,011

NET ASSETS	$10,558,009,743

Net Assets Consist of:
Paid-In Capital	$10,515,131,870
Accumulated Undistributed Net Investment Income	89,711,549
Net Accumulated Realized Loss on Investments and
Foreign Currency Related Transactions	(635,504,819)
Net Unrealized Appreciation on Investments and
Foreign Currency Related Transactions	588,671,143

NET ASSETS	$10,558,009,743

Shares of Common Stock Outstanding* ($0.0001 par value)	365,299,607

Net Asset Value, Offering and Redemption Price Per Share
($10,558,009,743 / 365,299,607 shares)	$ 28.90

* 500,000,000 shares authorized in total.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
STATEMENT OF OPERATIONS

For the Fiscal Year Ended November 30, 2009 ———————

Investment Income
Interest — Unaffiliated Issuers	$ 38,369,149
Interest — Affiliated Issuers	52,476,224
Dividends — Unaffiliated Issuers (net of $191,947
in foreign taxes withheld)	83,282,395
Dividends — Affiliated Issuers (net of $531,515
in foreign taxes withheld)	3,099,855
——————
Total Investment Income	177,227,623
——————
Expenses
Management Fees	82,905,797
Other Expenses	125,000
——————
Total Expenses	83,030,797
——————
Net Investment Income	94,196,826
——————
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions
Net Realized Loss on Investments
Unaffiliated Issuers	(459,463,576)
Affiliated Issuers	(167,308,503)
Net Realized Loss on Foreign Currency Related Transactions	(20,980)
Net Change in Unrealized Appreciation on Investments and
Foreign Currency Related Transactions	3,292,304,778
——————
Net Realized and Unrealized Gain on Investments and
Foreign Currency Related Transactions	2,665,511,719
——————
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,759,708,545

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Fiscal Year Ended November 30, 2009	For the Fiscal Year Ended November 30, 2008

CHANGE IN NET ASSETS
From Operations
Net Investment Income	$ 94,196,826	$ 34,311,730
Net Realized Gain (Loss) on Investments and
Foreign Currency Related Transactions	(626,793,059)	133,265,240
Net Change in Unrealized Appreciation
(Depreciation) on Investments and Foreign
Currency Related Transactions	3,292,304,778	(3,571,886,756)

Net Increase (Decrease) in Net Assets
from Operations	2,759,708,545	(3,404,309,786)

From Dividends and Distributions
to Shareholders
Net Investment Income	(33,451,154)	(43,545,867)
Net Realized Capital Gains from
Investment Transactions	(137,550,971)	(98,314,749)

Net Decrease in Net Assets from
Dividends and Distributions	(171,002,125)	(141,860,616)

From Capital Share Transactions
Proceeds from Sale of Shares	3,759,608,492	5,800,468,916
Shares Issued in Reinvestment of Dividends	158,280,356	134,547,239
Redemption Fees	1,976,693	2,928,398
Cost of Shares Redeemed	(2,646,701,215)	(2,158,644,498)

Net Increase in Net Assets from
Shareholder Activity	1,273,164,326	3,779,300,055

NET ASSETS
Net Increase in Net Assets	3,861,870,746	233,129,653
Net Assets at Beginning of Year	6,696,138,997	6,463,009,344

Net Assets at End of Year	$10,558,009,743	$ 6,696,138,997

Accumulated Undistributed Net
Investment Income	$ 89,711,549	$ 28,988,917

SHARES TRANSACTIONS
Issued	158,536,199	195,768,760
Reinvested	7,494,335	4,300,008
Redeemed	(120,330,980)	(80,548,048)

Net Increase in Shares	45,699,554	119,520,720
Shares Outstanding at Beginning of Year	319,600,053	200,079,333

Shares Outstanding at End of Year	365,299,607	319,600,053

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
FINANCIAL HIGHLIGHTS

	For the Fiscal Year Ended November 30,
	2009	2008	2007	2006	2005
NET ASSET VALUE,
BEGINNING OF YEAR	$20.95	$32.30	$29.40	$25.45	$22.36
Investment Operations
Net Investment Income(1)	0.28	0.13	0.26	0.31	0.38
Net Realized and Unrealized
Gain (Loss) on Investments	8.20	(10.79)(2)	3.05(2)	4.33(2)	3.31(2)
Total from Investment
Operations	8.48	(10.66)	3.31	4.64	3.69
Dividends and Distributions
From Net Investment Income	(0.11)	(0.22)	(0.24)	(0.22)	(0.07)
From Realized Capital Gains	(0.43)	(0.48)	(0.17)	(0.48)	(0.53)
Total Distributions	(0.54)	(0.70)	(0.41)	(0.70)	(0.60)
Redemption Fees(1)	0.01	0.01(2)	0.00(2)(3)	0.01(2)	0.00(2)(3)
NET ASSET VALUE,
END OF YEAR	$28.90	$20.95	$32.30	$29.40	$25.45
TOTAL RETURN	41.48%	(33.69)%	11.42%	18.71%	16.84%
Ratio/Supplemental Data
Net Assets, End of
Year (in 000’s)	$10,558,010	$6,696,139	$6,463,009	$3,701,457	$1,440,868
Ratio of Expenses to
Average Net Assets:
Before Expenses
Reimbursed	1.00%	1.01%(4)	1.00%	1.00%	1.00%
After Expenses
Reimbursed	1.00%	1.01%(4)	1.00%	1.00%(5)	1.00%
Ratio of Net Investment
Income to Average
Net Assets	1.14%	0.44%	0.85%	1.12%	1.55%
Portfolio Turnover Rate	71.09%	81.35%	14.10%	20.27%	37.36%

(1)	Based on average shares outstanding.
(2)

Redemption fees per share, which were previously reported as a component of net realized and unrealized gain (loss) on investments per share, have been reclassified to conform to the current year presentation and are now separately reported.

(3)	Redemption fees represent less than $0.01.
(4)	0.01% is attributable to shareholder meeting expenses borne by the Fund outside of the normal 1.00% management fee.
(5)	Expenses reimbursed represent less than 0.01%.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2009

Note 1. Organization

Fairholme Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940 ( the “1940 Act”), as amended, as an open-end management investment company. The Company’s Articles of Incorporation permit the Board of Directors of the Company (the “Board” or the “Directors”) to issue 900,000,000 shares of common stock at $.0001 par value. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. 500,000,000 shares of one series have been allocated to The Fairholme Fund (the “Fund”), which shares constitute the interests in the Fund, a non-diversified fund. The Fund’s investment objective is to provide long-term growth of capital. Under normal circumstances the Fund seeks to achieve its investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of the Fund’s assets invested in each type of asset class will vary from time to time based upon Fairholme Capital Management, L.L.C. (the “Manager”) assessment of general market and economic conditions. The Fund may invest in, and may shift frequently among, various asset classes and market sectors. The equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The Fund invests in equity securities without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of such issuers. The fixed-income securities in which the Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, U.S. government and agency debt securities, short-term debt obligations of foreign governments, and foreign money market instruments. Except for its investments in short-term debt obligations of foreign governments, the Fund invests in fixed-income securities without regard to maturity or the rating of the issuer of the security. “Special situation” investments may include either equity or fixed-income investments such as corporate debt, which may be in a distressed position as a result of economic or company specific developments. The Manager serves as investment adviser to the Fund.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are generally valued at the last quoted sale price or using such other valuation methods that the Manager believes would

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

provide a more accurate indication of fair value. Lacking a last sale price, a security is valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.

Fixed-income securities generally are valued by using market quotations when readily available, but may be valued on the basis of prices furnished by independent pricing services when no such market quotations exist and when the Manager believes such prices accurately reflect the fair value of such securities. Pricing services generally use electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities in addition to sale or bid prices.

Short-term investments in fixed-income securities with maturities of less than sixty days when acquired, or long-term securities which are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Manager and the Board have determined will approximate fair value.

The Manager may determine the fair valuation of a security when market quotations are insufficient or not readily available; when securities are determined to be illiquid or restricted; or when in the judgment of the Manager, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Manager to make such a judgment include, but are not limited to, the following: (a) only a bid price or an asked price is available; (b) the spread between bid and asked prices is substantial; (c) the liquidity of the securities; (d) the frequency of sales; (e) the thinness of the market; (f) the size of reported trades; and (g) actions of the securities markets, such as the suspension or limitation of trading.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The summary of the Fund’s investments by inputs used to value the Fund’s investments as of November 30, 2009 is as follows:

	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Total Fair Value at 11/30/09

INVESTMENTS:
ASSETS (Fair Value):
Domestic Equity Securities*	$7,853,253,605	—	$ 7,853,253,605
Foreign Equity Securities*	375,494,672	—	375,494,672
Asset Backed Securities	—	$ 125,415,299	125,415,299
Domestic Corporate Bonds	—	352,076,587	352,076,587
Domestic Convertible Bonds	—	352,751,720	352,751,720
Floating Rate Loan Interests	—	252,857,490	252,857,490
Commercial Paper	—	909,142,527	909,142,527
U.S. Government Obligations	—	399,979,067	399,979,067
Money Market Funds	401,105,481	—	401,105,481
TOTAL INVESTMENTS	$8,629,853,758	$2,392,222,690	$11,022,076,448

*	Industry classifications for these categories are detailed in the Schedule of Investments, including Miscellaneous investments.

There were no Level 3 investments held at November 30, 2009 or November 30, 2008.

Federal Income Taxes: The Fund intends to qualify each year as a “Regulated Investment Company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of both contingent assets and liabilities, at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Payable to Custodian: As of November 30, 2009, the Fund recorded a bank overdraft resulting from the estimation of available cash.

Redemption Fee: The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. The redemption fee is paid to the Fund for the benefit of remaining shareholders. The redemption fees retained by the Fund during the fiscal years ended November 30, 2008 and 2009, amounted to $2,928,398 and $1,976,693, respectively.

Other: The Fund accounts for security transactions on the trade date for financial statement purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld where recovery is uncertain, and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. The Fund may invest in countries that require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Note 3. Related Party Transactions

The Manager is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Manager’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. Pursuant to the Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Company. The management fee is paid at an annual rate equal to 1.00% of the daily average net assets of the Fund. Under the Investment Management Agreement, the Manager is responsible for paying all Fund expenses including, but not limited to, expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies, except for commissions and other brokerage fees, taxes, interest, litigation expenses, acquired fund fees and related expenses, and other extraordinary expenses. The Fund paid commissions, other brokerage fees, and security registration expenses during the period. The Manager earned $82,905,797 for their services during the fiscal year ended November 30, 2009. Certain Directors and Officers of the Fund are also Members and Officers of the Manager or its affiliates.

Note 4. Investments

For the fiscal year ended November 30, 2009, purchases and sales of investment securities, other than short-term investments, aggregated $5,376,378,954, and $4,894,996,544, respectively.

Note 5. Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at November 30, 2009 were as follows:

	Gross Unrealized Appreciation —————————	Gross Unrealized Depreciation —————————	Net Unrealized Appreciation ————————
Cost —————————
$10,458,365,736	$1,050,770,078	$(487,059,366)	$563,710,712

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market adjustments on passive foreign investment companies.

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

The Fund’s tax basis capital gains are determined only at the end of each fiscal year. As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$ 92,952,802
Net Unrealized Appreciation on Investments and Foreign
Currency Related Transactions	563,704,020
Accumulated Capital Loss Carryforwards	(613,778,949)
Total	$ 42,877,873

At November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $613,778,949 which is available to reduce future required distributions of net capital gains to shareholders through 2017.

Note 6. Dividends and Distributions to Shareholders

Ordinary income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions paid by the Fund was as follows:

	For the Fiscal Year Ended November 30, 2009	For the Fiscal Year Ended November 30, 2008
Distributions paid from:
Ordinary Income	$ 33,453,214	$ 43,541,824
Short-Term Capital Gain	—	48,406,084
Long-Term Capital Gain	137,548,911	49,912,708
	$171,002,125	$141,860,616

On December 15, 2009, the Fund declared the following distribution, which was payable on December 16, 2009.

December 2009
Distributions paid from:
Ordinary Income	$98,017,775

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (the current year and the prior year) are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7. Reclassification in the Capital Accounts

In accordance with GAAP, the Fund has recorded a reclassification in the capital accounts. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2009, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:

Undistributed Net Investment Income ————————	Accumulated Net Realized Loss —————————
$(23,040)	$23,040

Note 8. Transactions in Shares of Affiliates*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Fund as of November 30, 2009 amounted to $3,898,468,938 representing 36.92% of net assets. Transactions in the Fund during the year ended November 30, 2009 in which the issuer was an “affiliated person” are as follows:

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

	November 30, 2008		Gross Additions		Gross Deductions
	Shares/ Par Value		Shares/ Par Value		Shares/ Par Value
		Cost		Cost
AmeriCredit Corp.	16,692,000	$ 199,228,670	15,122,670	$ 86,437,475	—
Ensign Energy Services, Inc.	11,614,700	202,076,265	489,400	4,538,655	—
Forest Laboratories, Inc.(a)	16,556,100	546,918,488	100,000	2,127,110	3,356,900
Hertz Global Holdings, Inc.	18,630,100	127,456,844	30,863,400	182,452,500	—
Humana, Inc.(b)	7,563,500	249,984,758	7,557,900	253,283,113	1,500,000
Mueller Water Products -
Class B(c)	6,985,900	99,122,823	—	—	6,985,900
RSC Holdings, Inc.(d)	—	—	7,598,800	52,914,631	—
Sears Holdings Corp.	11,239,671	1,056,090,389	2,979,300	151,359,650	631,600
The St. Joe Co.	9,654,700	310,621,238	13,829,302	304,577,663	447,500
United Rentals, Inc.	8,291,818	144,230,328	—	—	3,536,586
WellCare Health Plans, Inc.	4,145,200	146,541,372	73,000	965,183	—
Winthrop Realty Trust(d)	—	—	2,988,648	27,048,650	—
AmeriCredit Corp.
8.500%, 07/01/15	$ 152,024,000	119,569,020	$ —	—	$119,799,000
AmeriCredit Automobile
Receivable Trust,
10.750%, 04/06/15(a)	$ 50,645,000	44,187,652	$ —	—	$ —
AmeriCredit Automobile
Receivable Trust,
13.150%, 04/06/15(a)	$ 72,581,000	69,039,652	$ —	—	$ —
Sears Roebuck
Acceptance Corp.
1.909%, 12/03/09(d)	$ —	—	$ 30,000,000	29,855,917	$ —
Sears Roebuck
Acceptance Corp.
1.909%, 12/14/09(d)	$ —	—	$ 50,000,000	49,765,139	$ —
Sears Roebuck
Acceptance Corp.
1.908%, 12/22/09(d)	$ —	—	$ 20,000,000	19,912,389	$ —
Sears Roebuck
Acceptance Corp.
1.910%, 12/23/09(d)	$ —	—	$ 50,000,000	49,741,389	$ —
Sears Roebuck
Acceptance Corp.
6.250%, 05/01/09(c)	$ 5,000,000	4,756,825	$ 6,000,000	3,930,000	$ 11,000,000
The Hertz Corp.
8.875%, 01/01/14(c)	$ 161,075,000	120,406,979	$ 92,900,000	49,220,000	$253,975,000
United Rental, Inc.
6.500%, 02/15/12(c)	$ 15,100,000	11,192,125	$ —	—	$ 15,100,000
United Rental, Inc.
7.750%, 11/15/13	$ 248,686,000	205,672,726	$ 11,900,000	6,796,695	$132,135,000
WellCare Traunche Loan
5.500%, 05/13/09(c)	$ 98,964,870	95,908,576	$ 11,299,555	10,038,814	$110,264,425
Total		$ 3,753,004,730		$1,284,964,973

*	As a result of the Fund’s beneficial ownership of the voting stock of these companies, it may be deemed that the Fund is an affiliate of the respective issuers, as required by the 1940 Act.
(a)	Company is no longer an "affiliated company" at November 30, 2009.

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

	Gross Deductions
		November 30, 2009
		Shares/ Par Value			Realized Gain (Loss)	Investment Income
	Cost		Cost	Fair Value
AmeriCredit Corp.	$ —	31,814,670	$ 285,666,145	$ 586,980,662	$ —	$ —
Ensign Energy Services, Inc.	—	12,104,100	206,614,920	165,608,494	—	3,011,917
Forest Laboratories, Inc.(a)	108,017,493	—	—	—	(25,815,045)	—
Hertz Global Holdings, Inc.	—	49,493,500	309,909,344	485,036,300	—	—
Humana, Inc.(b)	54,183,251	13,621,400	449,084,620	565,424,314	(9,654,520)	—
Mueller Water Products -
Class B(c)	99,122,823	—	—	—	(76,661,655)	87,938
RSC Holdings, Inc.(d)	—	7,598,800	52,914,631	48,328,368	—	—
Sears Holdings Corp.	77,004,318	13,587,371	1,130,445,721	964,023,973	(36,682,700)	—
The St. Joe Co.	9,810,026	23,036,502	605,388,875	573,608,900	2,202,967	—
United Rentals, Inc.	59,355,105	4,755,232	84,875,223	43,843,239	(23,506,105)	—
WellCare Health Plans, Inc.	—	4,218,200	147,506,555	139,158,418	—	—
Winthrop Realty Trust(d)	—	2,988,648	27,048,650	27,047,264	—	—
AmeriCredit Corp.
8.500%, 07/01/15	95,230,105	$ 32,225,000	25,129,271	30,452,625	—	4,774,757
AmeriCredit Automobile
Receivable Trust,
10.750%, 04/06/15(a)	—	$ —	—	—	—	—
AmeriCredit Automobile
Receivable Trust,
13.150%, 04/06/15(a)	—	$ —	—	—	—	—
Sears Roebuck
Acceptance Corp.
1.909%, 12/03/09(d)	—	$ 30,000,000	29,996,833	29,996,833	—	140,917
Sears Roebuck
Acceptance Corp.
1.909%, 12/14/09(d)	—	$ 50,000,000	49,965,694	49,965,694	—	200,556
Sears Roebuck
Acceptance Corp.
1.908%, 12/22/09(d)	—	$ 20,000,000	19,977,833	19,977,833	—	65,444
Sears Roebuck
Acceptance Corp.
1.910%, 12/23/09(d)	—	$ 50,000,000	49,941,944	49,941,944	—	200,556
Sears Roebuck
Acceptance Corp.
6.250%, 05/01/09(c)	8,686,825	$ —	—	—	381,112	418,750
The Hertz Corp.
8.875%, 01/01/14(c)	169,103,275	$ —	—	—	—	21,952,545
United Rental, Inc.
6.500%, 02/15/12(c)	11,096,252	$ —	—	—	2,421,689	1,015,373
United Rental, Inc.
7.750%, 11/15/13	114,579,888	$128,451,000	100,885,686	119,074,077	—	23,707,326
WellCare Traunche Loan
5.500%, 05/13/09(c)	105,947,390	$ —	—	—	5,754	—
Total	$ 912,136,751		$ 3,575,351,945	$ 3,898,468,938	$ (167,308,503)	$ 55,576,079

(b) Company was not an "affiliated company" at November 30, 2008.
(c) Security is no longer held in the portfolio at November 30, 2009.
(d) Security was not held in the portfolio at November 30, 2008.

THE FAIRHOLME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2009

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience to date, the Fund expects the risk of loss to be remote.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Fairholme Fund:

We have audited the accompanying statement of assets and liabilities of The Fairholme Fund (the “Fund”), including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fairholme Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 25, 2010

THE FAIRHOLME FUND
ADDITIONAL INFORMATION
November 30, 2009

Board of Directors (unaudited)

The Board of Directors has overall responsibility for conduct of the Company’s affairs. The day-to-day operations of the Fund are managed by the Manager, subject to the Bylaws of the Company and review by the Board. The Directors and Officers of the Company are listed below.

	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Name, Age & Address†
Interested Directors and Officers
Bruce R. Berkowitz*	Director,	Mr. Berkowitz has	Managing Member,	1	Director, White
Age 51	President	served as a Director	Fairholme Capital		Mountains Insurance
		of the Company since	Management, L.L.C.,		Group, Ltd.
		December 15, 1999.	a registered
investment adviser,
since October 1997.
Cesar L. Alvarez, Esq.*	Director	Mr. Alvarez has	Chief Executive	1	Chairman, Board of
Age 62		served as a Director	Officer of Greenberg		Directors, Mednax
		of the Company	Traurig, P.A.		Medical Group, Inc.;
		since May 19, 2008.	since 1997.		Co-Leading Director,
Watsco, Inc.; Director,
Intrexon Corporation;
Director, Texpack Inc.
Charles M. Fernandez*	Director,	Mr. Fernandez has	President, Fairholme	1	Director, Miami
Age 47	Vice	served as a Director	Capital Management,		Children’s Hospital
	President	and a Vice President	L.L.C. since		Foundation
		of the Company since	November 2008; Chief
		November 5, 2008.	Operating Officer,
Fairholme Capital
Management L.L.C.
from 2007 to 2008;
President, Lakeview
Health Systems LLC
from 2003 to 2007.

†	Unless otherwise indicated, the address of each Director of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Mssrs. Berkowitz, Fernandez and Alvarez are each an interested person, as defined in the 1940 Act, of the Company because of their affiliation with the Manager.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

Board of Directors (unaudited)

	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Name, Age & Address†
Independent Directors^
Terry L. Baxter	Independent	Mr. Baxter has served	Retired.	1	Director, Main Street
Age 64	Director	as a Director of the			America Group
Company since May
19, 2008.
Howard S. Frank	Independent	Mr. Frank has served	Vice Chairman, Chief	1	Director, Steamship
Age 68	Director	as a Director of the	Operating Officer, and		Mutual Trust; Director,
		Company since	Director, Carnival		New World Symphony
		May 7, 2007.	Corporation & plc.
Avivith Oppenheim, Esq.	Independent	Ms. Oppenheim has	Attorney-at-Law.	1	None
Age 59	Director	served as a Director
of the Company since
December 15, 1999.
Leigh Walters, Esq.	Independent	Mr. Walters has	Vice-President and	1	Director, Valcor
Age 63	Director	served as a Director	Director, Valcor		Engineering
		of the Company since	Engineering		Corporation
		December 15, 1999.	Corporation.
Attorney-at-Law.

†	Unless otherwise indicated, the address of each Director of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
^	Directors who are not “interested persons” of the Company as defined under the 1940 Act.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

Board of Directors (unaudited)

Additional Officers of the Company

	Position(s) Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Name, Age & Address†
Tim Biedrzycki	Treasurer and Secretary	Mr. Biedrzycki has served	Chief Executive Officer and President,
Age 61		as the Treasurer of the	FCM Services, Inc. since July 2008;
		Company since November	Chief Operating Officer, FCM
		2008, and has served as	Services, Inc. from February 2007 to
		Secretary of the Company	June 2008; Managing Director, Citco
		since April 2009.	Mutual Fund Services August 2005 to
February 2007.
Kathryn S. Battistella	Chief Compliance	Ms. Battistella has served as	Chief Compliance Officer, Fairholme
Age 36	Officer	Chief Compliance Officer	Capital Management L.L.C. since
		since January 2009 and	August 2009; VP Compliance,
		previously served in the	Fairholme Capital Management
		position from May 2006 to	L.L.C. from September 2005 to
		July 2008.	December 2008; Vice President,
Citigroup Private Bank from August
2002 to September 2005.

† Unless otherwise indicated, the address of each Officer of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.

* Each officer serves for an annual term and until his or her successor is elected and qualified.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

Approval of Investment Advisory Agreement (unaudited)

At a Board of Directors (“Board”) meeting held on October 20, 2009 (“Meeting”), the Board of Fairholme Funds Inc. (“Company”), with all Independent Directors voting separately, approved the renewal of the Investment Management Agreement between the Company, on behalf of the Fairholme Fund (“Fund”), and the Manager. The Directors requested that they be provided certain information pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”) in connection with their consideration of the renewal of the Fund’s Investment Management Agreement. The Manager provided such information in a letter to the Board. As required by Section 15(c) and relevant court decisions, the Directors considered a variety of factors when contemplating the approval of the renewal of the Fund’s Investment Management Agreement.

In determining whether to approve the renewal of the Fund’s Investment Management Agreement, the Directors reviewed and considered the following factors and the information relating to such factors made available to them at the Meeting, in addition to other information they deemed relevant, and they reached the following conclusions.

A. Nature and Quality of Services Provided

The Directors considered information provided by the Manager concerning the services to be performed for the Fund by the Manager pursuant to the Investment Management Agreement and information concerning the nature, extent and quality of investment advisory and other operational services to be provided, or overseen, by the Manager. The Directors reviewed information concerning the personnel responsible for the day-to-day management of the Fund, the Manager’s research capability and overall reputation, and the Manager’s planned staffing levels. The Directors considered assurances from the Manager that it would continue to have the expertise and resources necessary to provide the advisory and administrative services required by the Fund. The Directors also considered the Manager’s commitment to the Fund as evidenced by the current share ownership in the Fund by the management/owners of the Manager.

The Directors considered the Manager’s compliance policies and procedures, which include policies designed to ensure the Fund’s compliance with its investment objective, policies and restrictions and other laws and regulatory requirements applicable to the Fund and to address the Manager’s conflicts of

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

interest in providing services to the Fund and to other advisory clients, including the Manager’s allocation policies.

The Directors did not compare the services to be provided to the Fund by the Manager with the services provided by the Manager to its other advisory accounts. They determined not to compare these services because the services provided by the Manager to its other advisory accounts are materially different from the services to be provided by the Manager to the Fund. The Directors noted that the services differ because the Manager’s other advisory accounts have different investment strategies, holdings and goals, and require different investor services.

Based on this review, the Directors concluded that the range and quality of services to be provided by the Manager to the Fund is appropriate and is expected to continue under the Investment Management Agreement.

B. Investment Performance

The Directors considered information presented by the Manager concerning the Fund’s investment performance, including information reflecting that the Fund had outperformed its relevant index, the S&P 500 Index, for the fiscal year to date period through August 31, 2009 by 20.48%. They considered and reviewed information reflecting that, since its inception through August 31, 2009, the Fund had a cumulative return of 224.6% compared to a cumulative return of -17.03% for the S&P 500 Index over the same period.

The Directors also considered a Lipper comparison of the Fund’s performance with the performance of similarly situated mutual funds (“Lipper Performance Comparison”), reflecting that the Fund’s average annual total returns for the 1-year, 3-year, 5-year and since inception periods ended August 31, 2009 compared favorably to the returns of the other funds included in the Lipper Performance Comparison for the relevant periods. They considered such performance in light of the Fund’s expense ratio for its latest full fiscal year relative to the expense ratios of the other funds.

They considered and reviewed information concerning the securities held by the Fund that appreciated or depreciated by more than $25 million during the period beginning August 31, 2008 and ending August 31, 2009.

Based upon these factors, the Directors concluded that the Fund had performed well compared to the performance of its relevant index and the funds included in the Lipper Performance Comparison for the reviewed periods.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

C. Management Fee and Expense Ratio

The Directors considered information concerning the proposed management fee under the Investment Management Agreement (“Management Fee”) and its effect on the Fund’s overall expense ratio. The Directors also reviewed a Lipper comparison of the Fund’s Management Fee and most recent expense ratio to the advisory fees and expense ratios of other similarly situated mutual funds (“Lipper Expense Comparison”). The Directors noted that the Fund’s Management Fee would cover all of the Fund’s expenses, except certain expenses such as brokerage commissions, “acquired fund expenses” and extraordinary expenses. The Directors noted that the Fund’s expense ratio for its latest full fiscal year was comparable to the expense ratios of the other funds included in its relevant Lipper Expense Comparison.

In evaluating the Management Fee, the Directors took into account the demands, complexity, and quality of the investment management required for the Fund in light of its investment objective and strategies. The Directors also considered information concerning the fees paid by the Manager to the Fund’s service providers, such as the custodian, transfer agent, administrator and fund accountant. They also considered information regarding the Manager’s payment from its resources of certain expenses for the benefit of the Fund, including distribution expenses and account-level expenses associated with certain omnibus accounts.

The Directors did not compare the fees to be charged by the Manager to the Fund with the fees charged by the Manager to its other advisory accounts. They determined not to compare these fees because the services provided by the Manager to its other advisory accounts are materially different from the services to be provided by the Manager to the Fund. Although the Directors did not compare the fees charged by the Manager to its other advisory accounts with the fees to be charged by the Manager to the Fund, the Directors were advised that the total fees to be charged by the Manager to the Fund were generally lower than the fees charged by the Manager to its other advisory accounts.

After comparing the Fund’s Management Fee to the advisory fees of other similarly situated mutual funds, the Directors determined that the Management Fee was reasonable in light of the investment advisory and operational services provided by or through the Manager relative to the fees charged and services provided by other advisers to similarly situated funds. Additionally, after comparing the Fund’s most recent expense ratio to the expense ratios of other similarly situated mutual funds, the Directors determined that the Fund’s expense ratio was reasonable in light of the expense ratios of other similarly situated mutual funds.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

D. Profitability

The Directors considered information regarding the expected profitability of the Manager in connection with the Manager’s receipt of a Management Fee for the Fund relative to the operating expenses for the Fund that are paid by the Manager. The Directors noted that the information provided to them was estimated by the Manager. They considered the Manager’s past profitability in light of the Fund’s overall expense ratio and performance and the services to be provided by or through the Manager and concluded that the Manager’s profitability was not such as to prevent Directors from approving the Investment Management Agreement.

E. Economies of Scale

The Directors considered information concerning economies of scale and whether the Management Fee might require adjustment in light of economies of scale. The Directors reviewed the Fund’s increase in asset size resulting from both appreciation and new stockholder accounts and determined that no modification of its Management Fee was necessary in light of, among other things, the fact that the Fund’s expense ratio was comparable to its peers.

F. Other Items

The Directors then asked additional questions and received answers from the Fund’s officers and the Manager’s representatives present at the Meeting. The Directors noted that, based on a review of all the factors that had been considered in their totality, the Directors, including all of the Independent Directors, determined that the Fund’s Management Fee is fair and reasonable with respect to the quality of services to be provided by the Manager and in light of the other factors that had been reviewed and considered by the Directors. The Directors noted that they had based their decision on evaluation of all of the factors as a whole and did not consider any one factor, report, representation or response as paramount or controlling in determining whether to approve the Fund’s Investment Management Agreement.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

Proxy Voting Policies, Procedures and Records (unaudited)

The Company has adopted policies and procedures which provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies, procedures and records for the twelve month period ended June 30, 2009 are available to you upon request and free of charge by writing to the Fairholme Funds, Inc., c/o PNC Global Investment Servicing (U.S.), Inc., P.O. Box 9692, Providence, RI, 02940, by calling shareholder services toll free at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com. The Company’s proxy voting policies, procedures, and records may also be obtained by visiting the Securities and Exchange Commission (“SEC”) “website at www.sec.gov. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

N-Q Filing (unaudited)

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fairholme Fund files Form N-Q for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fairholme Fund Forms N-Q will be available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Shareholder Tax Information (unaudited)

The Fairholme Fund designated $137,548,911 (80.44%) of total distributions paid during the fiscal year ended November 30, 2009, as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The information below is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2010 to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their own tax advisors.

THE FAIRHOLME FUND
ADDITIONAL INFORMATION (Continued)
November 30, 2009

Please note that, for the fiscal year ended November 30, 2009, the respective percentages of ordinary income distributions paid by the Fairholme Fund were designated as follows:

Distribution Period December, 2008	Percentage
Qualified Dividend Income for Individuals	98.26%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	94.68%
Qualifying Interest Income	6.93%
U.S. Treasury Securities	16.31%*

*

The law varies in each state as to whether and what percentage of dividend income attributable to U.S. Treasury securities is exempt from state and local income tax. It is recommended that you consult your tax advisor to determine if any portion of the dividends you received is exempt from income taxes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

[This page intentionally left blank.]

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Howard Frank is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,000 in 2008 and $47,000 in 2009.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 in 2008 and $0 in 2009.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,275 in 2008 and $30,600 in 2009.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2009.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services to the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	100%
(d)	N/A
(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub- adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,063 in 2008 and $1,500 in 2009.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the
Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable to open-end investment companies.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Fairholme Funds, Inc.

By (Signature and Title)*	/s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President
(principal executive officer)

Date January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President
(principal executive officer)

Date January 27, 2010

By (Signature and Title)*	/s/ Timothy K. Biedrzycki
Timothy K. Biedrzycki, Treasurer
(principal financial officer)

Date January 28, 2010

*	Print the name and title of each signing officer under his or her signature.